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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement No. 33-1465835 of Universal Forest Product, Inc. on Form S-8 of our report dated January 25, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Universal Forest Products, Inc. for the year ended December 26, 1998.



DELOITTE & TOUCHE LLP
Grand Rapids, Michigan
March 25, 1999